UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22717
                                                    -----------

                      First Trust Exchange-Traded Fund VI
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             --------------

                  Date of reporting period: September 30, 2013
                                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------

      First Trust NASDAQ Technology Dividend Index Fund (TDIV)

      Multi-Asset Diversified Income Index Fund (MDIV)

      International Multi-Asset Diversified Income Index Fund (YDIV)

-------------------------
      Annual Report

   September 30, 2013
-------------------------

--------------------------------------------------------------------------------
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      First Trust Exchange-Traded Fund VI
                                 Annual Report
                               September 30, 2013


Shareholder Letter ..........................................................  2
Market Overview .............................................................  3
Fund Performance Overview ...................................................
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) ..............  4
      Multi-Asset Diversified Income Index Fund (MDIV) ......................  6
      International Multi-Asset Diversified Income Index Fund (YDIV) ........  8
Notes to Fund Performance Overview .......................................... 10
Understanding Your Fund Expenses ............................................ 11
Portfolio of Investments
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............. 12
      Multi-Asset Diversified Income Index Fund (MDIV) ...................... 15
      International Multi-Asset Diversified Income Index Fund (YDIV) ........ 20
Statements of Assets and Liabilities ........................................ 26
Statements of Operations .................................................... 27
Statements of Changes in Net Assets ......................................... 28
Financial Highlights ........................................................ 30
Notes to Financial Statements ............................................... 33
Report of Independent Registered Public Accounting Firm ..................... 40
Additional Information ...................................................... 41
Board of Trustees and Officers .............................................. 46
Privacy Policy .............................................................. 48

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2013
Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded Fund VI. This report gives detailed information for the past twelve months about the Funds that comprise the First Trust Exchange-Traded Fund VI. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

Despite some economic and political issues the U.S. faced, the twelve months covered by this report were still positive for the U.S. markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 19.34% during the period. Of course, past performance can never be an indicator of future performance, but First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different markets and having a long-term horizon can help investors reach their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2013


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst
(CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

The International Monetary Fund (IMF) is forecasting a global GDP growth rate of 2.9% for 2013, and 3.6% for 2014. Both estimates were revised downward from six months ago, when it forecasted 3.3% (2013) and 4.0% (2014). Even after the revisions, the growth projections remain robust enough for investors to favor equities over debt, in our opinion. The IMF still sees faster growth in "Emerging Markets and Developing Economies" than "Advanced Economies," but the disparity has narrowed. It currently has a GDP growth rate estimate of 4.5%
(2013) and 5.1% (2014) for "Emerging Markets and Developing Economies." These estimates were also revised lower from six months ago, when the IMF called for 5.3% (2013) and 5.7%% (2014). It currently has a GDP growth rate estimate of 1.2% (2013) and 2.0% (2014) for "Advanced Economies," about the same as six months ago. With this said, the U.S. economy is still expected to grow at a faster pace than most advanced nations. The IMF is looking for 1.6% in 2013 and 2.6% in 2014.

Brian Wesbury, Chief Economist at First Trust Advisors L.P., has been characterizing the current U.S. economic expansion as a "Plow Horse" recovery for many months. He has been steadfast in saying that the growth in the size of the U.S. government, particularly under the direction of the Obama Administration, is one of the main reasons why the current recovery isn't more robust. Others have chimed in as well. A recent report by Macroeconomic Advisors estimates that fiscal policy uncertainty has cost the U.S. approximately 900,000 jobs since 2009, and shaved 0.3% from economic growth per year. For the 12-month period ended September 2013, U.S. nonfarm payrolls grew by a monthly average of 181,770, according to data from the Bureau of Labor Statistics. That is well below the 250,000 monthly target economists believe is necessary to make a serious dent in the unemployment rate, which currently stands at 7.2%.

STATE OF INCOME DISTRIBUTIONS

Investors funneled a net $8.69 billion (open- and closed-end funds and exchange traded products) into equity income-oriented funds in the first nine months of 2013. This is up from $8.52 billion over the same period a year ago, according to Strategic Insight, LLC.

The Information Technology sector continues to be the top contributor to the total dividend payout of the S&P 500. As of September 2013, technology stocks from this sector were contributing 15.81% of the S&P 500's dividend distribution, up from 14.71% in April, according to Standard & Poor's. The other nine major sectors contributed the following as of September 2013: Financials (13.75%); Consumer Staples (13.51%); Energy (11.29%); Health Care (11.17%);
Industrials (10.64%); Consumer Discretionary (8.44%); Utilities (6.04%); Telecommunication Services (5.61%); and Materials (3.74%).

As we noted six months ago, the stock dividend-paying story is broad and gaining momentum. The S&P Dow Jones Indices, which tracks approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions (excluding special and extra one-time dividend payments) increased by $11.9 billion (year-over-year) in Q3 2013. In Q3 2013, 475 companies increased their dividends, up 8.2% from the 439 increases in Q3 2012. The number of companies decreasing their dividends fell to 44 in Q3 2013, down from 53 in Q3 2012. In the first nine months of 2013, there were 2,010 dividend increases, up from 1,621 for the same period a year ago, and 287 decreases/suspensions, up from
121. The dividend payout rate, which has historically averaged 52%, stood at 33% in Q3 2013.

Howard Silverblatt, Senior Index Analyst at S&P Dow Jones Indices, commented to MarketWatch.com that dividend-paying companies in the S&P 500 are on pace for their third consecutive year of double-digit gains in actual payments to shareholders. He also noted that there is "plenty of room" for more dividend hikes, even if earnings don't move up. It appears that U.S. corporations continue to hoard cash. Moody's puts total cash holdings on the balance sheets of nonfinancial companies at $1.48 trillion, up 81% since 2006, according to Bloomberg Businessweek.

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FUND PERFORMANCE OVERVIEW
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

The First Trust NASDAQ Technology Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Technology Dividend Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market LLC under the ticker symbol "TDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts included in the Index.

The Index includes up to 100 Technology and Telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a Technology or Telecommunications company under the Industry Classification Benchmark ("ICB") and have a minimum market capitalization of $500 million. International securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL         CUMULATIVE
                                                              TOTAL RETURNS        TOTAL RETURNS
                                             1 Year Ended  Inception (8/13/12)  Inception (8/13/12)
                                                9/30/13        to 9/30/13           to 9/30/13

FUND PERFORMANCE
NAV                                             17.49%           14.58%               16.65%
Market Price                                    17.49%           14.62%               16.70%

INDEX PERFORMANCE
NASDAQ Technology Dividend Index(SM)            18.28%           15.33%               17.52%
S&P 500(R) Index                                19.34%           19.91%               22.80%
S&P 500 Information Technology Index             6.91%            8.39%                9.55%
---------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 10.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of +17.49% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of +19.34%. The Computers & Peripherals industry and the Semiconductor industry were the leading industries in terms of contribution to total return. The Fund's holdings from the Computers & Peripherals industry returned +38.6% and contributed +3.5% to the Fund's return. Hewlett-Packard Company was the top individual contributor from the Fund with a +2.0% contribution and a one-year return of +26.5%. The Semiconductor industry returned +24.9% and contributed +5.9% to the Fund's return. Texas Instruments, Inc. was the leading contributor from the industry with a +1.8% contribution to return and a one-year return of +50.5%. The IT Services industry was a drag on performance as the industry contributed -0.1% to the Fund's return. A majority of the industry's weight was invested in International Business Machines Corp., which was the Fund's worst individual contributor with a -0.9% contribution to return.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ Technology Dividend Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Information Technology                       78.15%
Telecommunication Services                   20.41
Consumer Discretionary                        1.23
Health Care                                   0.21
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Intel Corp.                                   8.11%
International Business Machines Corp.         7.90
Cisco Systems, Inc.                           7.82
Microsoft Corp.                               7.76
Apple, Inc.                                   7.62
Oracle Corp.                                  4.05
QUALCOMM, Inc.                                3.95
Texas Instruments, Inc.                       3.58
Hewlett-Packard Co.                           3.09
VimpelCom Ltd., ADR                           2.13
                                            -------
      Total                                  56.01%
                                            =======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     AUGUST 13, 2012 - SEPTEMBER 30, 2013

            First Trust NASDAQ Technology     NASDAQ Technology     S&P 500(R)     S&P 500 Information
            Dividend Index Fund (SM)          Dividend Index(SM)    Index          Technology Index
8/13/12     10000                             10000                 10000          10000
9/30/12      9928                              9935                 10290          10247
3/31/13     10915                             10959                 11339          10105
9/30/13     11665                             11751                 12281          10954


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
8/14/12 - 9/30/12         33           0          0          0            0          0           0          0
10/1/12 - 9/30/13        230           1          0          0           19          0           0          0

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FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

The Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and traded on the NASDAQ Stock Market, LLC, under the ticker symbol "MDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks and/or depositary receipts (25%), real estate investment trusts ("REITs") (20%), preferred securities (20%), master limited partnerships ("MLPs") (20%) and an exchange-traded fund (15%) that comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an index-based exchange-traded fund that invests in high-yield or "junk" bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

-------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL         CUMULATIVE
                                                                  TOTAL RETURNS        TOTAL RETURNS
                                                 1 Year Ended  Inception (8/13/12)  Inception (8/13/12)
                                                    9/30/13        to 9/30/13           to 9/30/13

FUND PERFORMANCE
NAV                                                  8.08%           8.23%                 9.36%
Market Price                                         8.03%           8.23%                 9.36%

INDEX PERFORMANCE
NASDAQ Multi-Asset Diversified Income Index(SM)      8.77%           8.97%                10.21%
S&P 500(R) Index                                    19.34%          19.91%                22.80%
Dow Jones U.S. Select Dividend Index(SM)            19.45%          18.40%                21.06%
-------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 10.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of +8.08% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of +19.34%. A majority of the Fund's positive performance contribution came from common equities and MLPs. Common equity was the best-performing asset class in the Fund with a one-year return of +22.2%. The class leaders were NYSE Euronext and Safeway, Inc., which had returns +57.5% and +55.9% while held in the Fund this reporting period, respectively. MLPs were close behind with a return of +18.1%. Martin Midstream Partners L.P. and Buckeye Partners L.P. were the class leaders with returns of +48.1% and +46.8%, respectively. REITs were the worst-performing asset class with a one-year return of -3.7%. The Fund's sleeve of preferred securities squeezed out a positive annual return of +0.7% while the Fund's fixed-income holding, iShares iBoxx USD High Yield Corporate Bond ETF, returned +5.7%.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   57.11%
Energy                                       21.13
Utilities                                    12.23
Consumer Staples                              2.35
Health Care                                   2.26
Industrials                                   1.82
Consumer Discretionary                        1.53
Telecommunication Services                    0.62
Information Technology                        0.49
Materials                                     0.46
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
iShares iBoxx $ High Yield Corporate
   Bond Fund                                 14.91%
CYS Investments, Inc.                         1.68
ARMOUR Residential REIT, Inc.                 1.59
American Capital Agency Corp.                 1.57
Invesco Mortgage Capital, Inc.                1.50
Two Harbors Investment Corp.                  1.47
Annaly Capital Management, Inc.               1.41
Hatteras Financial Corp.                      1.39
BreitBurn Energy Partners, L.P.               1.21
ING Groep NV                                  1.16
                                            -------
      Total                                  27.89%
                                            =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     AUGUST 13, 2012 - SEPTEMBER 30, 2013

            Multi-Asset Diversified     NASDAQ Multi-Asset Diversified     S&P 500(R)     Dow Jones U.S. Select
            Income Index Fund           Income Index(SM)                   Index          Dividend Index(SM)
8/13/12     10000                       10000                              10000          10000
9/30/12     10118                       10132                              10290          10134
3/31/13     11236                       11298                              11339          11370
9/30/13     10936                       11020                              12281          12105


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
8/14/12 - 9/30/12         33           0          0          0            0          0           0          0
10/1/12 - 9/30/13        217           2          0          0           31          0           0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

The International Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and traded on the NASDAQ Stock Market LLC under the ticker symbol "YDIV." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in non-U.S. dividend-paying equity securities and/or depositary receipts (25%), non-U.S. real estate investment trusts ("REITs") (20%), non-U.S. preferred securities (20%), infrastructure companies (20%) and an exchange-traded fund ("ETF") (15%), all of which comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which are composed of non-U.S. dividend-paying equity securities, non-U.S. REITs, non-U.S. preferred securities, infrastructure companies, and an index-based ETF that invests in non-U.S. fixed-income securities that invests in high-yield or "junk" bonds.

-----------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                                   TOTAL RETURNS
                                                                Inception (8/22/13)
                                                                    to 9/30/13

FUND PERFORMANCE
NAV                                                                    3.80%
Market Price                                                           3.95%

INDEX PERFORMANCE
NASDAQ International Multi-Asset Diversified Income Index(SM)          4.24%
MSCI World Index Ex-US                                                 4.93%
Dow Jones EPAC Select Dividend(TM) Index                               6.00%
-----------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 10.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of +3.80% from its inception (8/22/2013) until the end of the period covered by this report. During the same period, the benchmark MSCI World Index Ex-US generated a return of +4.93%. Though the Fund's equity holdings had performance in-line with the benchmark, the Fund's fixed-income securities returned +3.0% and its preferred holdings returned 2.9%, causing the Fund to underperform.

NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ International Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   62.67%
Utilities                                    19.13
Energy                                        7.92
Telecommunication Services                    4.31
Industrials                                   2.19
Materials                                     1.80
Information Technology                        1.02
Health Care                                   0.50
Consumer Discretionary                        0.46
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
iShares JP Morgan USD Emerging
   Markets Bond ETF                          14.80%
RWE AG                                        1.44
E.ON SE                                       1.27
CEZ AS                                        1.27
Investec Ltd.                                 1.21
Standard Bank Group Ltd.                      1.10
TansAlta Corp.                                1.09
DUET Group                                    1.05
Pacific Coast Oil Trust                       1.04
Snam SpA                                      1.00
                                            -------
      Total                                  25.27%
                                            =======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     AUGUST 22, 2013 - SEPTEMBER 30, 2013

          International Multi-Asset        NASDAQ International Multi-Asset     MSCI World      Dow Jones EPAC Select
          Diversified Income Index Fund    Diversified Income Index(SM)         Index Ex-US     Dividend((TM)) Index
8/13/12   10000                            10000                                10000           10000
9/30/13   10380                            10424                                10493           10600


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2013 (commencement of trading) through September 30, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
8/23/13 - 9/30/13         17           1          0          0            8          0           0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2013 (UNAUDITED)

As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended September 30, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   APRIL 1, 2013    SEPTEMBER 30, 2013       PERIOD             PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)
Actual                                              $1,000.00           $1,068.70             0.50%                $2.59
Hypothetical (5% return before expenses)            $1,000.00           $1,022.56             0.50%                $2.54

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
Actual                                              $1,000.00          $   973.30             0.60%                $2.97
Hypothetical (5% return before expenses)            $1,000.00           $1,022.06             0.60%                $3.04

                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                         EXPENSE RATIO      DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE     AUGUST 22, 2013 (b)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                AUGUST 22, 2013 (b) SEPTEMBER 30, 2013   IN THE PERIOD   SEPTEMBER 30, 2013 (c)

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)
Actual                                              $1,000.00           $1,038.00             0.70%                $0.76
Hypothetical (5% return before expenses)            $1,000.00           $1,021.66             0.70%                $3.45

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 1, 2013 through September 30, 2013), multiplied by 183/365 (to reflect the one-half year period).

(b)   Inception date.

(c) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (August 22, 2013 through September 30, 2013), multiplied by 40/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2013

  SHARES                          DESCRIPTION                             VALUE
----------  --------------------------------------------------------  -------------
COMMON STOCKS - 100.1%

            COMMUNICATIONS EQUIPMENT - 13.7%
     5,632  ADTRAN, Inc.............................................  $     150,037
   686,413  Cisco Systems, Inc......................................     16,075,792
    18,111  Harris Corp.............................................      1,073,982
     3,002  InterDigital, Inc.......................................        112,065
    31,991  Motorola Solutions, Inc.................................      1,899,626
     2,630  Plantronics, Inc........................................        121,112
   120,704  QUALCOMM, Inc...........................................      8,130,621
    45,389  Telefonaktiebolaget LM Ericsson, ADR ...................        605,943
                                                                      -------------
                                                                         28,169,178
                                                                      -------------
            COMPUTERS & PERIPHERALS - 13.8%
    32,851  Apple, Inc..............................................     15,661,714
    16,731  Diebold, Inc............................................        491,222
   302,798  Hewlett-Packard Co......................................      6,352,702
    14,251  Lexmark International, Inc., Class A ...................        470,283
    84,487  Seagate Technology PLC .................................      3,695,462
    24,775  Western Digital Corp....................................      1,570,735
                                                                      -------------
                                                                         28,242,118
                                                                      -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 11.3%
   118,239  AT&T, Inc...............................................      3,998,843
     1,950  Atlantic Tele-Network, Inc..............................        101,654
    97,656  BCE, Inc................................................      4,169,911
     1,995  BT Group PLC, ADR ......................................        110,323
     3,602  China Unicom Hong Kong Ltd., ADR .......................         55,543
     4,544  Cogent Communications Group, Inc........................        146,544
    21,786  Consolidated Communications Holdings, Inc...............        375,591
    34,769  KT Corp., ADR ..........................................        583,076
     5,998  Nippon Telegraph & Telephone Corp., ADR ................        156,308
    60,084  Telefonica Brasil S.A., ADR ............................      1,348,285
    11,952  Telekomunikasi Indonesia Persero Tbk PT, ADR ...........        433,977
   130,001  TELUS Corp..............................................      4,305,633
    84,426  Verizon Communications, Inc.............................      3,939,317
   429,442  Windstream Holdings, Inc................................      3,435,536
                                                                      -------------
                                                                         23,160,541
                                                                      -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.7%
   239,321  Corning, Inc............................................      3,491,693
                                                                      -------------
            HEALTH CARE TECHNOLOGY - 0.2%
     2,535  Computer Programs & Systems, Inc........................        148,297
    13,068  Quality Systems, Inc....................................        283,968
                                                                      -------------
                                                                            432,265
                                                                      -------------
            HOUSEHOLD DURABLES - 1.2%
    55,886  Garmin Ltd..............................................      2,525,488
                                                                      -------------
            INTERNET SOFTWARE & SERVICES - 0.6%
    24,481  EarthLink, Inc..........................................        121,181
     9,785  InterActiveCorp.........................................        534,946
     5,590  j2 Global, Inc..........................................        276,817

Page 12                See Notes to Financial Statements


FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES                          DESCRIPTION                             VALUE
----------  --------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

            INTERNET SOFTWARE & SERVICES (CONTINUED)
    30,561  United Online, Inc......................................  $     243,877
                                                                      -------------
                                                                          1,176,821
                                                                      -------------
            IT SERVICES - 9.3%
    14,720  Amdocs Ltd..............................................        539,341
    15,271  Computer Sciences Corp..................................        790,121
     1,398  CSG Systems International, Inc..........................         35,020
     3,905  DST Systems, Inc........................................        294,476
     2,305  Forrester Research, Inc.................................         84,732
     7,436  Infosys Ltd., ADR ......................................        357,746
    87,782  International Business Machines Corp....................     16,255,471
    17,677  Leidos Holdings, Inc....................................        804,657
       275  Science Applications International Corp.................          9,281
                                                                      -------------
                                                                         19,170,845
                                                                      -------------
            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 24.4%
    23,548  Altera Corp.............................................        875,044
    55,691  Analog Devices, Inc.....................................      2,620,261
   192,166  Applied Materials, Inc..................................      3,370,592
     4,046  ARM Holdings PLC, ADR ..................................        194,693
     5,279  ASML Holding N.V., ADR .................................        521,354
    30,333  Avago Technologies Ltd..................................      1,307,959
    57,008  Broadcom Corp., Class A ................................      1,482,778
    15,666  Brooks Automation, Inc..................................        145,850
    37,601  Cypress Semiconductor Corp..............................        351,193
   727,949  Intel Corp..............................................     16,684,591
    38,188  Intersil Corp., Class A ................................        428,851
    31,163  KLA-Tencor Corp.........................................      1,896,269
    40,216  Linear Technology Corp..................................      1,594,967
    63,210  Marvell Technology Group Ltd............................        726,915
    63,657  Maxim Integrated Products, Inc..........................      1,896,979
     6,822  Micrel, Inc.............................................         62,148
    46,443  Microchip Technology, Inc...............................      1,871,188
     8,801  MKS Instruments, Inc....................................        234,019
    57,204  NVIDIA Corp.............................................        890,094
    21,523  STMicroelectronics N.V., ADR ...........................        198,012
   214,021  Taiwan Semiconductor Manufacturing Co., Ltd., ADR ......      3,629,796
     7,619  Tessera Technologies, Inc...............................        147,428
   183,091  Texas Instruments, Inc..................................      7,373,075
    36,170  Xilinx, Inc.............................................      1,694,926
                                                                      -------------
                                                                         50,198,982
                                                                      -------------
            SOFTWARE - 14.7%
     3,953  Blackbaud, Inc..........................................        154,325
   100,954  CA, Inc.................................................      2,995,305
    16,296  Compuware Corp..........................................        182,515
    20,598  Intuit, Inc.............................................      1,365,854
   479,049  Microsoft Corp..........................................     15,957,122
     1,954  Monotype Imaging Holdings, Inc..........................         56,002

                       See Notes to Financial Statements                 Page 13


FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES                          DESCRIPTION                             VALUE
----------  --------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

            SOFTWARE (CONTINUED)
   251,105  Oracle Corp.............................................  $   8,329,153
     4,660  SAP AG, ADR ............................................        344,467
     4,321  Solera Holdings, Inc....................................        228,451
    26,552  Symantec Corp...........................................        657,162
                                                                      -------------
                                                                         30,270,356
                                                                      -------------
            WIRELESS TELECOMMUNICATION SERVICES - 9.2%
    51,485  America Movil SAB de CV, Series L, ADR .................      1,019,918
    22,176  China Mobile, Ltd., ADR ................................      1,251,392
    96,872  Mobile Telesystems OJSC, ADR ...........................      2,156,371
    98,386  Rogers Communications, Inc..............................      4,231,582
    31,993  SK Telecom Co., Ltd., ADR ..............................        726,241
    10,681  Telephone & Data Systems, Inc...........................        315,623
    16,798  TIM Participacoes S.A., ADR ............................        395,929
   372,795  VimpelCom Ltd., ADR ....................................      4,380,341
   123,650  Vodafone Group PLC, ADR ................................      4,350,007
                                                                      -------------
                                                                         18,827,404
                                                                      -------------
            TOTAL INVESTMENTS - 100.1% .............................    205,665,691
            (Cost $197,661,308) (a)

            NET OTHER ASSETS AND LIABILITIES - (0.1%) ..............       (226,156)
                                                                      -------------
            NET ASSETS - 100.0% ....................................  $ 205,439,535
                                                                      =============


(a) Aggregate cost for federal income tax purposes is $198,841,009. As of September 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,753,448 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,928,766.

ADR   American Depositary Receipt

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE     UNOBSERVABLE
                                                         9/30/2013        PRICES           INPUTS          INPUTS
                                                       -------------   -------------    ------------    -----------
Common Stocks*.....................................    $ 205,665,691   $ 205,665,691    $         --    $        --
                                                       =============   =============    ============    ===========

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2013.

Page 14                See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2013

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS - 25.1%

            AEROSPACE & DEFENSE - 0.5%
    18,036  Lockheed Martin Corp..................................................................  $   2,300,492
                                                                                                    -------------
            BIOTECHNOLOGY - 0.9%
   554,646  PDL BioPharma, Inc....................................................................      4,420,529
                                                                                                    -------------
            CHEMICALS - 0.4%
    58,212  Dow Chemical Co.......................................................................      2,235,341
                                                                                                    -------------
            COMMERCIAL BANKS - 2.0%
   187,512  FNB Corp..............................................................................      2,274,520
   269,577  National Penn Bancshares, Inc.........................................................      2,709,249
    81,780  Trustmark Corp........................................................................      2,093,568
    93,971  United Bankshares, Inc................................................................      2,723,280
                                                                                                    -------------
                                                                                                        9,800,617
                                                                                                    -------------
            COMMERCIAL SERVICES & SUPPLIES - 0.4%
    50,493  Waste Management, Inc.................................................................      2,082,331
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
    89,410  AT&T, Inc.............................................................................      3,023,846
                                                                                                    -------------
            ELECTRIC UTILITIES - 5.6%
    44,037  ALLETE, Inc...........................................................................      2,126,987
    57,082  American Electric Power Co., Inc......................................................      2,474,505
    39,156  Duke Energy Corp......................................................................      2,614,838
    46,361  Entergy Corp..........................................................................      2,929,551
   110,838  Hawaiian Electric Industries, Inc.....................................................      2,782,034
    40,646  Pinnacle West Capital Corp............................................................      2,224,962
    88,910  PPL Corp..............................................................................      2,701,086
    63,152  Southern Co...........................................................................      2,600,599
    66,783  UIL Holdings Corp.....................................................................      2,482,992
    76,425  Westar Energy, Inc....................................................................      2,342,426
    77,688  Xcel Energy, Inc......................................................................      2,144,966
                                                                                                    -------------
                                                                                                       27,424,946
                                                                                                    -------------
            GAS UTILITIES - 1.8%
    55,084  AGL Resources, Inc....................................................................      2,535,517
    49,322  Laclede Group, Inc....................................................................      2,219,490
    49,453  New Jersey Resources Corp.............................................................      2,178,405
    50,940  WGL Holdings, Inc.....................................................................      2,175,647
                                                                                                    -------------
                                                                                                        9,109,059
                                                                                                    -------------
            HOTELS, RESTAURANTS & LEISURE - 1.1%
    53,904  Darden Restaurants, Inc...............................................................      2,495,216
    80,975  Six Flags Entertainment Corp..........................................................      2,736,145
                                                                                                    -------------
                                                                                                        5,231,361
                                                                                                    -------------
            HOUSEHOLD DURABLES - 0.5%
    76,108  Leggett & Platt, Inc..................................................................      2,294,656
                                                                                                    -------------
            MULTI-UTILITIES - 4.8%
    42,185  Alliant Energy Corp...................................................................      2,090,267


                       See Notes to Financial Statements                 Page 15




MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

            MULTI-UTILITIES (CONTINUED)
    93,807  Avista Corp...........................................................................    $ 2,476,505
    99,924  CMS Energy Corp.......................................................................      2,630,000
    43,175  Consolidated Edison, Inc..............................................................      2,380,669
    37,543  Dominion Resources, Inc...............................................................      2,345,687
    31,705  DTE Energy Co.........................................................................      2,091,896
    52,737  NorthWestern Corp.....................................................................      2,368,946
    57,150  PG&E Corp.............................................................................      2,338,578
    77,799  Public Service Enterprise Group, Inc..................................................      2,561,921
    47,839  SCANA Corp............................................................................      2,202,507
                                                                                                    -------------
                                                                                                       23,486,976
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS - 1.0%
    37,005  ConocoPhillips .......................................................................      2,572,217
    63,952  Williams (The) Cos, Inc...............................................................      2,325,295
                                                                                                    -------------
                                                                                                        4,897,512
                                                                                                    -------------
            PHARMACEUTICALS - 1.4%
    42,792  Eli Lilly & Co........................................................................      2,153,721
    44,740  Merck & Co., Inc......................................................................      2,130,071
    83,843  Pfizer, Inc...........................................................................      2,407,133
                                                                                                    -------------
                                                                                                        6,690,925
                                                                                                    -------------
            ROAD & RAIL - 0.4%
    28,449  Norfolk Southern Corp.................................................................      2,200,530
                                                                                                    -------------
            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
   104,580  Intel Corp............................................................................      2,396,974
                                                                                                    -------------
            THRIFTS & MORTGAGE FINANCE - 0.4%
   158,407  Northwest Bancshares, Inc.............................................................      2,094,141
                                                                                                    -------------
            TOBACCO - 2.3%
    88,308  Altria Group, Inc.....................................................................      3,033,380
    70,675  Lorillard, Inc........................................................................      3,164,826
    27,232  Philip Morris International, Inc......................................................      2,358,019
    60,755  Reynolds American, Inc................................................................      2,963,629
                                                                                                    -------------
                                                                                                       11,519,854
                                                                                                    -------------
            TRADING COMPANIES & DISTRIBUTORS - 0.5%
   134,151  Aircastle Ltd.........................................................................      2,335,569
                                                                                                    -------------
            TOTAL COMMON STOCKS ..................................................................    123,545,659
            (Cost $122,155,554)                                                                     -------------

REAL ESTATE INVESTMENT TRUSTS - 20.2%

   342,035  American Capital Agency Corp..........................................................      7,719,730
   597,069  Annaly Capital Management, Inc........................................................      6,914,059
 1,862,372  ARMOUR Residential REIT, Inc..........................................................      7,821,962
    25,195  Camden Property Trust ................................................................      1,547,981
   425,621  Capstead Mortgage Corp................................................................      5,009,559


Page 16                See Notes to Financial Statements




MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES/
   UNITS                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

    94,990  CBL & Associates Properties, Inc......................................................  $   1,814,309
   161,121  Colony Financial, Inc.................................................................      3,219,198
 1,013,635  CYS Investments, Inc..................................................................      8,240,853
   162,001  DiamondRock Hospitality Co............................................................      1,728,551
    62,515  EPR Properties .......................................................................      3,046,981
   363,970  Hatteras Financial Corp...............................................................      6,809,879
    52,938  HCP, Inc..............................................................................      2,167,811
   476,936  Invesco Mortgage Capital, Inc.........................................................      7,340,045
    62,642  LTC Properties, Inc...................................................................      2,379,143
   218,904  Medical Properties Trust, Inc.........................................................      2,664,062
   682,626  MFA Financial, Inc....................................................................      5,085,564
    30,410  Mid-America Apartment Communities, Inc................................................      1,900,625
    37,196  National Health Investors, Inc........................................................      2,116,080
    68,455  National Retail Properties, Inc.......................................................      2,178,238
    92,900  Omega Healthcare Investors, Inc.......................................................      2,774,923
    36,291  Plum Creek Timber Co., Inc............................................................      1,699,507
   162,299  Redwood Trust, Inc....................................................................      3,195,667
   129,707  Starwood Property Trust, Inc..........................................................      3,109,077
   744,969  Two Harbors Investment Corp...........................................................      7,233,649
    19,006  Vornado Realty Trust .................................................................      1,597,644
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS ..................................................     99,315,097
            (Cost $114,103,174)                                                                     -------------

MASTER LIMITED PARTNERSHIPS - 20.1%

            OIL, GAS & CONSUMABLE FUELS - 20.1%
    86,083  Atlas Pipeline Partners L.P...........................................................      3,340,020
   220,834  Atlas Resource Partners L.P...........................................................      4,624,264
   124,558  Boardwalk Pipeline Partners, L.P......................................................      3,782,826
   323,410  BreitBurn Energy Partners, L.P........................................................      5,928,105
    46,011  Buckeye Partners, L.P.................................................................      3,015,101
   151,248  Crestwood Midstream Partners L.P......................................................      3,339,556
   153,415  Dorchester Minerals, L.P..............................................................      3,665,084
    77,433  El Paso Pipeline Partners, L.P........................................................      3,269,221
   126,897  Enbridge Energy Partners, L.P.........................................................      3,864,014
    73,718  Energy Transfer Partners, L.P.........................................................      3,838,496
    39,720  Enterprise Products Partners, L.P.....................................................      2,424,509
    42,283  Kinder Morgan Energy Partners, L.P....................................................      3,375,452
   172,189  Legacy Reserves, L.P..................................................................      4,652,547
    81,780  Martin Midstream Partners, L.P........................................................      3,838,753
   266,975  Memorial Production Partners, L.P.....................................................      5,563,759
   126,745  NuStar Energy, L.P....................................................................      5,083,742
    60,399  ONEOK Partners, L.P...................................................................      3,201,751
   207,995  PAA Natural Gas Storage, L.P..........................................................      4,844,204
    57,250  Plains All American Pipeline, L.P.....................................................      3,014,785
   277,538  QR Energy, L.P........................................................................      4,518,319
   133,854  Regency Energy Partners, L.P..........................................................      3,828,224
    69,113  TC Pipelines, L.P.....................................................................      3,365,803
    85,095  Teekay LNG Partners L.P...............................................................      3,753,540

                       See Notes to Financial Statements                 Page 17




MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES/
   UNITS                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)

            OIL, GAS & CONSUMABLE FUELS (CONTINUED)
   114,807  Teekay Offshore Partners, L.P.........................................................  $   3,829,962
    91,921  Williams Partners, L.P................................................................      4,860,783
                                                                                                    -------------
            TOTAL MASTER LIMITED PARTNERSHIPS ....................................................     98,822,820
            (Cost $93,719,117)                                                                      -------------

                                                                          STATED         STATED
  SHARES                          DESCRIPTION                              RATE         MATURITY        VALUE
----------  --------------------------------------------------------  -------------  -------------  -------------
$25 PAR PREFERRED SECURITIES - 19.5%

            CAPITAL MARKETS - 4.6%
   182,859  Deutsche Bank Capital Funding Trust IX .................       6.63%          (a)           4,509,303
   182,997  Deutsche Bank Contingent Capital Trust II ..............       6.55%          (a)           4,532,836
   180,193  Deutsche Bank Contingent Capital Trust V ...............       8.05%          (a)           4,800,341
   185,607  Deutsche Bank Contingent Capital Trust X ...............       7.35%          (a)           4,684,721
   175,102  Goldman Sachs Group, Inc., Series B ....................       6.20%          (a)           4,181,436
                                                                                                    -------------
                                                                                                       22,708,637
                                                                                                    -------------
            COMMERCIAL BANKS - 3.4%
   150,016  BB&T Corp...............................................       5.85%          (a)           3,220,844
   174,034  HSBC Holdings PLC, Series A ............................       6.20%          (a)           4,289,938
   159,092  US Bancorp., Series F (b) ..............................       6.50%          (a)           4,134,801
   171,270  Wells Fargo & Co., Series J ............................       8.00%          (a)           4,855,504
                                                                                                    -------------
                                                                                                       16,501,087
                                                                                                    -------------
            CONSUMER FINANCE - 1.1%
   208,435  Ally Financial, Inc., Series A (b) .....................       8.50%          (a)           5,581,889
                                                                                                    -------------

            DIVERSIFIED FINANCIAL SERVICES - 3.9%
   176,500  Bank of America Corp., Series D ........................       6.20%          (a)           4,246,590
   157,444  Bank of America Corp., Series I ........................       6.63%          (a)           4,032,141
   199,673  ING Groep NV ...........................................       7.20%          (a)           4,987,832
   224,248  ING Groep NV ...........................................       8.50%          (a)           5,716,081
                                                                                                    -------------
                                                                                                       18,982,644
                                                                                                    -------------
            INSURANCE - 6.5%
   193,123  Aegon NV ...............................................       6.38%          (a)           4,480,454
   193,408  Aegon NV ...............................................       6.50%          (a)           4,506,406
   194,871  Aegon NV ...............................................       6.88%          (a)           4,725,622
   195,918  Aegon NV ...............................................       7.25%          (a)           4,909,705
   180,202  MetLife Inc., Series B .................................       6.50%          (a)           4,485,228
   184,810  PartnerRe Ltd., Series E ...............................       7.25%          (a)           4,649,819
   176,026  Prudential PLC .........................................       6.50%          (a)           4,388,328
                                                                                                    -------------
                                                                                                       32,145,562
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES ...................................................     95,919,819
            (Cost $98,817,021)                                                                      -------------


Page 18                See Notes to Financial Statements


MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 14.9%

            CAPITAL MARKETS - 14.9%
   798,924  iShares iBoxx $ High Yield Corporate Bond Fund .......................................  $  73,149,482
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS ..........................................................     73,149,482
            (Cost $74,643,016)                                                                      -------------

            TOTAL INVESTMENTS - 99.8% ............................................................    490,752,877
            (Cost $503,437,882) (c)

            NET OTHER ASSETS AND LIABILITIES - 0.2% ..............................................        831,789
                                                                                                    -------------
            NET ASSETS - 100.0% ..................................................................  $ 491,584,666
                                                                                                    =============


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2013. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Aggregate cost for federal income tax purposes is $508,851,354. As of September 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,313,709 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $23,412,186.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE     UNOBSERVABLE
                                                         9/30/2013        PRICES           INPUTS          INPUTS
                                                       -------------   -------------    ------------    -----------
Common Stocks*.....................................    $ 123,545,659   $ 123,545,659   $          --    $        --
Real Estate Investment Trusts......................       99,315,097      99,315,097              --             --
Master Limited Partnerships*.......................       98,822,820      98,822,820              --             --
$25 Par Preferred Securities*......................       95,919,819      95,919,819              --             --
Exchange-Traded Funds*.............................       73,149,482      73,149,482              --             --
                                                       -------------   -------------    ------------    -----------
Total Investments..................................    $ 490,752,877   $ 490,752,877   $          --    $        --
                                                       =============   =============    ============    ===========

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2013.


                       See Notes to Financial Statements                 Page 19

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2013

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS - 45.7%

            CHEMICALS - 1.0%
    36,104  Grand Pacific Petrochemical ..........................................................  $      25,643
       561  Yara International ASA ...............................................................         23,165
                                                                                                    -------------
                                                                                                           48,808
                                                                                                    -------------
            COMMERCIAL BANKS - 3.7%
    13,200  Alliance Financial Group Bhd .........................................................         20,289
   144,350  Banco de Chile .......................................................................         21,406
    52,000  Bank of China Ltd., Class H ..........................................................         23,667
       329  Bank of Montreal .....................................................................         21,959
       430  Bank Pekao S.A........................................................................         24,579
       281  Canadian Imperial Bank of Commerce/Canada ............................................         22,386
       127  Komercni Banka AS ....................................................................         28,273
     1,258  Swedbank AB, A Shares ................................................................         29,303
                                                                                                    -------------
                                                                                                          191,862
                                                                                                    -------------
            COMPUTERS & PERIPHERALS - 0.4%
    11,796  Lite-On Technology Corp...............................................................         20,108
                                                                                                    -------------
            CONSTRUCTION & ENGINEERING - 1.0%
     1,011  NCC AB, B Shares .....................................................................         30,094
     1,231  Skanska AB, B Shares .................................................................         23,675
                                                                                                    -------------
                                                                                                           53,769
                                                                                                    -------------
            CONSUMER FINANCE - 0.6%
    12,955  Taiwan Acceptance Corp................................................................         32,993
                                                                                                    -------------
            CONTAINERS & PACKAGING - 0.4%
     9,244  Taiwan Hon Chuan Enterprise Co., Ltd..................................................         20,072
                                                                                                    -------------
            DIVERSIFIED FINANCIAL SERVICES - 0.4%
    15,265  Fubon Financial Holding Co., Ltd......................................................         21,116
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
       596  BCE, Inc..............................................................................         25,470
        53  Swisscom AG ..........................................................................         25,470
     1,000  Telenor ASA ..........................................................................         22,850
     3,811  TeliaSonera AB .......................................................................         29,199
                                                                                                    -------------
                                                                                                          102,989
                                                                                                    -------------
            ELECTRIC UTILITIES - 6.6%
     2,525  CEZ AS ...............................................................................         65,295
     3,500  CLP Holdings Ltd......................................................................         28,543
     1,023  Emera, Inc............................................................................         29,586
       887  Fortis, Inc...........................................................................         26,944
     2,289  Fortum OYJ ...........................................................................         51,591
     1,493  SSE...................................................................................         35,627
    27,521  Spark Infrastructure Group ...........................................................         42,619
     7,100  Tenaga Nasional Bhd ..................................................................         19,670
     9,457  Terna Rete Elettrica Nazionale SpA ...................................................         42,680
                                                                                                    -------------
                                                                                                          342,555
                                                                                                    -------------

Page 20                See Notes to Financial Statements


INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

            ENERGY EQUIPMENT & SERVICES - 0.4%
       885  Mullen Group Ltd......................................................................  $      21,565
                                                                                                    -------------
            GAS UTILITIES - 1.4%
    10,190  Snam SpA .............................................................................         51,613
     2,144  Superior Plus Corp....................................................................         22,896
                                                                                                    -------------
                                                                                                           74,509
                                                                                                    -------------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 4.1%
     2,084  Capital Power Corp....................................................................         43,013
    10,479  Empresa Nacional de Electricidad S.A..................................................         14,638
     5,527  Innergex Renewable Energy, Inc........................................................         46,950
     3,177  Northland Power, Inc..................................................................         48,270
     4,312  TransAlta Corp........................................................................         56,012
                                                                                                    -------------
                                                                                                          208,883
                                                                                                    -------------
            INSURANCE - 3.4%
       348  Hannover Rueck SE ....................................................................         25,592
       116  Muenchener Rueckversicherungs AG .....................................................         22,669
       165  Powszechny Zaklad Ubezpieczen S.A.....................................................         22,408
       722  SCOR SE ..............................................................................         23,906
       280  Swiss Re AG ..........................................................................         23,159
       272  Tryg A/S .............................................................................         25,039
       124  Zurich Insurance Group AG ............................................................         31,934
                                                                                                    -------------
                                                                                                          174,707
                                                                                                    -------------
            MACHINERY - 1.1%
     4,415  Duro Felguera S.A.....................................................................         30,223
    33,000  Yangzijiang Shipbuilding Holdings Ltd.................................................         28,803
                                                                                                    -------------
                                                                                                           59,026
                                                                                                    -------------
            MULTI-UTILITIES - 5.6%
     2,051  AGL Energy Ltd........................................................................         29,505
     4,743  Centrica PLC .........................................................................         28,387
    26,604  DUET Group ...........................................................................         54,105
     3,685  E.ON SE ..............................................................................         65,556
     3,053  National Grid PLC ....................................................................         36,105
     2,177  RWE AG ...............................................................................         74,041
                                                                                                    -------------
                                                                                                          287,699
                                                                                                    -------------
            OIL, GAS & CONSUMABLE FUELS - 6.8%
     5,063  BP PLC ...............................................................................         35,499
     1,654  Canadian Oil Sands Ltd................................................................         32,051
     2,653  Gazprom OAO, ADR .....................................................................         23,373
     9,600  Inner Mongolia Yitai Coal Co., Ltd., Class B .........................................         19,200
       360  Lukoil OAO, ADR ......................................................................         22,824
     3,343  Pacific Coast Oil Trust ..............................................................         53,789
     1,640  Parkland Fuel Corp....................................................................         28,993
     1,097  Pembina Pipeline Corp.................................................................         36,359
       714  Royal Dutch Shell PLC, A Shares ......................................................         23,580
       664  Royal Dutch Shell PLC, B Shares ......................................................         22,945
     1,087  Statoil ASA ..........................................................................         24,675


                       See Notes to Financial Statements                 Page 21


INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

            OIL, GAS & CONSUMABLE FUELS (CONTINUED)
       476  Total S.A.............................................................................  $      27,622
                                                                                                    -------------
                                                                                                          350,910
                                                                                                    -------------
            PAPER & FOREST PRODUCTS - 0.5%
       750  Holmen AB, B Shares ..................................................................         24,122
                                                                                                    -------------
            PHARMACEUTICALS - 0.5%
       492  AstraZeneca PLC ......................................................................         25,611
                                                                                                    -------------
            REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.8%
    16,029  Farglory Land Development Co., Ltd....................................................         29,817
     1,393  First Capital Realty, Inc.............................................................         22,895
    18,181  Highwealth Construction Corp..........................................................         40,092
                                                                                                    -------------
                                                                                                           92,804
                                                                                                    -------------
            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
    33,603  Advanced Semiconductor Engineering, Inc...............................................         32,390
                                                                                                    -------------
            TEXTILES, APPAREL & LUXURY GOODS - 0.5%
    20,177  Pou Chen Corp.........................................................................         23,509
                                                                                                    -------------
            WATER UTILITIES - 1.4%
    54,273  Aguas Andinas S.A., Class A ..........................................................         37,322
     3,059  United Utilities Group PLC ...........................................................         34,220
                                                                                                    -------------
                                                                                                           71,542
                                                                                                    -------------
            WIRELESS TELECOMMUNICATION SERVICES - 1.5%
     2,043  Drillisch AG .........................................................................         49,225
     1,335  Mobile Telesystems OJSC, ADR .........................................................         29,717
                                                                                                    -------------
                                                                                                           78,942
                                                                                                    -------------
            TOTAL COMMON STOCKS ..................................................................      2,360,491
            (Cost $2,309,554)                                                                       -------------

REAL ESTATE INVESTMENT TRUSTS - 20.2%

     3,613  Artis Real Estate Investment Trust ...................................................         49,843
    22,000  Ascendas Real Estate Investment Trust ................................................         39,982
     1,662  Calloway Real Estate Investment Trust ................................................         39,289
    34,000  CapitaCommercial Trust ...............................................................         39,297
    43,902  Capital Property Fund ................................................................         46,262
    35,000  CDL Hospitality Trusts ...............................................................         45,475
    23,086  CFS Retail Property Trust Group ......................................................         43,074
    85,000  Champion REIT ........................................................................         39,015
    13,262  Charter Hall Retail REIT .............................................................         46,519
     2,528  Cominar Real Estate Investment Trust .................................................         47,244
    34,664  Commonwealth Property Office Fund ....................................................         36,865
    38,998  Dexus Property Group .................................................................         36,563
     1,621  Dundee Real Estate Investment Trust, Class A .........................................         45,701


Page 22                See Notes to Financial Statements


INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

     1,129  Eurocommercial Properties N.V.........................................................  $      45,722
    10,712  GPT Group ............................................................................         34,776
     1,205  Granite Real Estate Investment Trust .................................................         43,226
     1,788  H&R Real Estate Investment Trust .....................................................         36,782
    14,386  Investa Office Fund ..................................................................         39,591
    41,000  Keppel REIT ..........................................................................         40,198
    44,000  Mapletree Industrial Trust ...........................................................         47,348
    50,000  Mapletree Logistics Trust ............................................................         42,645
     2,056  Mercialys S.A.........................................................................         41,193
     1,610  RioCan Real Estate Investment Trust ..................................................         37,982
    30,000  Suntec Real Estate Investment Trust ..................................................         39,098
    14,996  Westfield Retail Trust ...............................................................         41,550
                                                                                                    -------------
            TOTAL REAL ESTATE INVESTMENT TRUSTS ..................................................      1,045,240
            (Cost $1,020,355)                                                                       -------------

                                                                          STATED         STATED
  SHARES                          DESCRIPTION                              RATE         MATURITY        VALUE
----------  --------------------------------------------------------  -------------  -------------  -------------
$25 PAR PREFERRED SECURITIES - 15.8%

            COMMERCIAL BANKS - 11.2%
     1,717  Bank of Montreal, Series 16 (b) ........................       3.39%          (a)              41,239
     1,942  Bank of Montreal, Series 21 (b) ........................       6.50%          (a)              48,717
     1,592  Bank of Montreal, Series 23 (b) ........................       5.40%          (a)              40,385
     1,585  Bank of Nova Scotia, Series 20 (b) .....................       5.00%          (a)              38,192
     1,564  Bank of Nova Scotia, Series 22 (b) .....................       5.00%          (a)              38,142
     1,870  Bank of Nova Scotia, Series 26 (b) .....................       6.25%          (a)              46,185
     1,932  Canadian Imperial Bank of Commerce, Series 35 (b) ......       6.50%          (a)              47,885
     1,925  HSBC Bank Canada, Series E (b) .........................       6.60%          (a)              47,955
     1,724  Royal Bank of Canada, Series AL (b) ....................       5.60%          (a)              42,546
     1,911  Royal Bank of Canada, Series AR (b) ....................       6.25%          (a)              47,309
     1,840  Royal Bank of Canada, Series AT (b) ....................       6.25%          (a)              46,409
     1,871  Toronto-Dominion Bank (The), Series AG (b) .............       6.25%          (a)              46,954
     1,842  Toronto-Dominion Bank (The), Series AK (b) .............       6.25%          (a)              46,566
                                                                                                    -------------
                                                                                                          578,484
                                                                                                    -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
     1,854  BCE, Inc., Series AF (b) ...............................       4.54%          (a)              40,030
                                                                                                    -------------
            INSURANCE - 2.1%
     1,996  Manulife Financial Corp., Series 4 (b) .................       6.60%          (a)              49,917
       804  Power Financial Corp., Series S ........................       4.80%          (a)              17,554
     1,894  Sun Life Financial, Inc., Series 1 .....................       4.75%          (a)              41,317
                                                                                                    -------------
                                                                                                          108,788
                                                                                                    -------------


                       See Notes to Financial Statements                 Page 23


INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2013

                                                                          STATED         STATED
  SHARES                          DESCRIPTION                              RATE         MATURITY        VALUE
----------  --------------------------------------------------------  -------------  -------------  -------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

            OIL, GAS & CONSUMABLE FUELS - 0.7%
     1,491  TransCanada Corp., Series 1 (b) ........................       4.60%          (a)       $      35,681
                                                                                                    -------------
            REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
     2,018  Brookfield Asset Management, Inc., Series 22 (b) .......       7.00%          (a)              50,604
                                                                                                    -------------
            TOTAL $25 PAR PREFERRED SECURITIES ...................................................        813,587
            (Cost $798,057)                                                                         -------------

$100 PAR PREFERRED SECURITIES - 1.0%

            COMMERCIAL BANKS - 1.0%
       346  Australia & New Zealand Banking Group Ltd. (c) .........       5.08%       06/16/14            32,520
        95  Westpac Banking Corp. (c) ..............................       5.77%       03/08/21             9,013
        95  National Australia Bank Ltd., Series CPS (c) ...........       5.80%       03/22/21             8,996
                                                                                                    -------------
            TOTAL $100 PAR PREFERRED SECURITIES ..................................................         50,529
            (Cost $48,914)                                                                          -------------

OTHER PREFERRED SECURITIES - 2.3%

            CAPITAL MARKETS - 1.2%
     7,536  Investec Ltd............................................       5.95%          (a)              62,298
                                                                                                    -------------
            COMMERCIAL BANKS - 1.1%
     6,415  Standard Bank Group Ltd.................................       7.18%          (a)              56,858
                                                                                                    -------------
            TOTAL OTHER PREFERRED SECURITIES .....................................................        119,156
            (Cost $119,692)                                                                         -------------

  SHARES                                         DESCRIPTION                                            VALUE
----------  --------------------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 14.8%

            CAPITAL MARKETS - 14.8%
     6,993  iShares JP Morgan USD Emerging Markets Bond ETF ......................................        762,237
                                                                                                    -------------
            TOTAL EXCHANGE-TRADED FUNDS ..........................................................        762,237
            (Cost $743,461)                                                                         -------------

            TOTAL INVESTMENTS - 99.8% ............................................................      5,151,240
            (Cost $5,040,033) (d)

            NET OTHER ASSETS AND LIABILITIES - 0.2% ..............................................         12,311
                                                                                                    -------------
            NET ASSETS - 100.0% ..................................................................  $   5,163,551
                                                                                                    =============

(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2013. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Floating rate security. The interest rate shown reflects the rate in effect at September 30, 2013.

(d) Aggregate cost for federal income tax purposes is $5,063,239. As of September 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $136,507 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $48,506.

ADR   American Depositary Receipt

Page 24                See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2013

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE     UNOBSERVABLE
                                                         9/30/2013        PRICES           INPUTS          INPUTS
                                                       -------------   -------------    ------------     -----------
Common Stocks*.....................................    $   2,360,491   $   2,360,491    $         --     $        --
Real Estate Investment Trusts......................        1,045,240       1,045,240              --              --
$25 Par Preferred Securities*......................          813,587         813,587              --              --
$100 Par Preferred Securities*.....................           50,529          50,529              --              --
Other Preferred Securities*........................          119,156         119,156              --              --
Exchange-Traded Funds*.............................          762,237         762,237              --              --
                                                       -------------   -------------    ------------     -----------
Total Investments..................................    $   5,151,240   $   5,151,240    $         --     $        --
                                                       =============   =============    ============     ===========

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2013.


                       See Notes to Financial Statements                 Page 25

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

                                                                FIRST TRUST                                   INTERNATIONAL
                                                                  NASDAQ                MULTI-ASSET            MULTI-ASSET
                                                            TECHNOLOGY DIVIDEND     DIVERSIFIED INCOME      DIVERSIFIED INCOME
                                                                INDEX FUND              INDEX FUND              INDEX FUND
                                                                  (TDIV)                  (MDIV)                  (YDIV)
                                                            -------------------     -------------------     ------------------
ASSETS:
Investments, at value ..................................      $  205,665,691          $  490,752,877          $   5,151,240
Foreign currency, at value .............................                  --                      --                  1,432
Receivables:
   Capital shares sold .................................           5,640,813                      --                     --
   Investment securities sold ..........................             332,556               2,051,678                 10,315
   Dividends ...........................................             314,396               2,238,806                  9,942
   Reclaims ............................................                 323                      --                    113
   Currency ............................................                  --                      --                319,880
                                                              --------------          --------------          -------------
      Total Assets .....................................         211,953,779             495,043,361              5,492,922
                                                              --------------          --------------          -------------
LIABILITIES:
Due to custodian .......................................             444,820               2,954,615                321,544
Payables:
   Investment securities purchased .....................           5,988,737                 262,771                  4,889
   Investment advisory fees ............................              80,687                 241,309                  2,938
                                                              --------------          --------------          -------------
      Total Liabilities ................................           6,514,244               3,458,695                329,371
                                                              --------------          --------------          -------------
NET ASSETS                                                    $  205,439,535          $  491,584,666          $   5,163,551
                                                              ==============          ==============          =============
NET ASSETS CONSIST OF:
Paid-in capital ........................................      $  198,821,978          $  513,620,992          $   4,991,677
Par value ..............................................              91,050                 238,000                  2,500
Accumulated net investment income (loss) ...............              25,157             (1,531,323)                  1,759
Accumulated net realized gain (loss) on
   investments .........................................          (1,503,033)             (8,057,998)                56,935
Net unrealized appreciation (depreciation) on
   investments .........................................           8,004,383             (12,685,005)               110,680
                                                              --------------          --------------          -------------
NET ASSETS .............................................      $  205,439,535          $  491,584,666          $   5,163,551
                                                              ==============          ==============          =============
NET ASSET VALUE, per share .............................      $        22.56          $        20.65          $       20.65
                                                              ==============          ==============          =============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share) .......           9,105,000              23,800,002                250,002
                                                              ==============          ==============          =============
Investments, at cost ...................................      $  197,661,308          $  503,437,882          $   5,040,033
                                                              ==============          ==============          =============
Foreign currency, at cost (proceeds) ...................      $           --          $           --          $       2,003
                                                              ==============          ==============          =============



Page 26                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2013

                                                                FIRST TRUST                                   INTERNATIONAL
                                                                  NASDAQ                MULTI-ASSET            MULTI-ASSET
                                                            TECHNOLOGY DIVIDEND     DIVERSIFIED INCOME      DIVERSIFIED INCOME
                                                                INDEX FUND              INDEX FUND              INDEX FUND
                                                                  (TDIV)                  (MDIV)                (YDIV) (a)
                                                            -------------------     -------------------     ------------------
INVESTMENT INCOME:
Dividends ..............................................      $    3,478,833          $   14,172,135          $      23,366
Interest ...............................................                  --                   1,784                     --
Foreign tax withholding ................................             (58,696)                     --                 (2,462)
                                                              --------------          --------------          -------------
   Total investment income .............................           3,420,137              14,173,919                 20,904
                                                              --------------          --------------          -------------

EXPENSES:
Investment advisory fees ...............................             495,514               1,574,698                  3,797
                                                              --------------          --------------          -------------
   Total expenses ......................................             495,514               1,574,698                  3,797
                                                              --------------          --------------          -------------
NET INVESTMENT INCOME (LOSS) ...........................           2,924,623              12,599,221                 17,107
                                                              --------------          --------------          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments .........................................          (1,577,656)             (9,832,742)                64,315
   In-kind redemptions .................................           5,532,967               6,597,625                     --
   Foreign currency transactions .......................                  --                      --                 (3,103)
                                                              --------------          --------------          -------------
Net realized gain (loss) ...............................           3,955,311              (3,235,117)                61,212
                                                              --------------          --------------          -------------
Net change in unrealized appreciation (depreciation) on:
   Investments .........................................           8,274,844             (12,520,131)               111,207
   Foreign currency translation ........................                  --                      --                   (527)
                                                              --------------          --------------          -------------
Net change in unrealized appreciation (depreciation) ...           8,274,844             (12,520,131)               110,680
                                                              --------------          --------------          -------------
NET REALIZED AND UNREALIZED GAIN
   LOSS) ...............................................          12,230,155             (15,755,248)               171,892
                                                              --------------          --------------          -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................      $   15,154,778          $   (3,156,027)         $     188,999
                                                              ==============          ==============          =============

(a) Commenced operations on August 22, 2013.


                       See Notes to Financial Statements                 Page 27

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   FIRST TRUST
                                                                                                NASDAQ TECHNOLOGY
                                                                                               DIVIDEND INDEX FUND
                                                                                                      (TDIV)
                                                                                      --------------------------------------
                                                                                                            FOR THE PERIOD
                                                                                           FOR THE          8/13/2012 (a)
                                                                                          YEAR ENDED           THROUGH
                                                                                          9/30/2013           9/30/2012
                                                                                      ------------------  ------------------
OPERATIONS:
Net investment income (loss) ......................................................     $    2,924,623      $       48,588
Net realized gain (loss) ..........................................................          3,955,311              29,438
Net change in unrealized appreciation (depreciation) ..............................          8,274,844            (270,461)
                                                                                        --------------      --------------
Net increase (decrease) in net assets resulting from operations ...................         15,154,778            (192,435)
                                                                                        --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................................         (2,897,175)            (49,593)
Return of capital .................................................................                 --                  --
                                                                                        --------------      --------------
Total distributions to shareholders ...............................................         (2,897,175)            (49,593)
                                                                                        --------------      --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold .........................................................        198,437,223          30,989,339
Cost of shares redeemed ...........................................................        (32,986,255)         (3,016,347)
                                                                                        --------------      --------------
Net increase (decrease) in net assets resulting from shareholder transactions .....        165,450,968          27,972,992
                                                                                        --------------      --------------
Total increase (decrease) in net assets ...........................................        177,708,571          27,730,964

NET ASSETS:
Beginning of period ...............................................................         27,730,964                  --
                                                                                        --------------      --------------
End of period .....................................................................     $  205,439,535      $   27,730,964
                                                                                        ==============      ==============
Accumulated net investment income (loss) at end of period .........................     $       25,157      $           --
                                                                                        ==============      ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period ...........................................          1,405,000                  --
Shares sold .......................................................................          9,250,000           1,555,000
Shares redeemed ...................................................................         (1,550,000)           (150,000)
                                                                                        --------------      --------------
Shares outstanding, end of period .................................................          9,105,000           1,405,000
                                                                                        ==============      ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust NASDAQ Technology Dividend Index Fund on July 19, 2012 in order to provide initial capital required by SEC rules and seeded the Multi-Asset Diversified Income Index Fund and the International Multi-Asset Diversified Income Index Fund on August 10, 2012 and August 22, 2013, respectively.


Page 28                See Notes to Financial Statements

             MULTI-ASSET                         INTERNATIONAL
          DIVERSIFIED INCOME                MULTI-ASSET DIVERSIFIED
              INDEX FUND                       INCOME INDEX FUND
                (MDIV)                              (YDIV)
--------------------------------------      -----------------------
                      FOR THE PERIOD            FOR THE PERIOD
     FOR THE          8/13/2012 (a)              8/22/2013 (a)
    YEAR ENDED           THROUGH                    THROUGH
    9/30/2013           9/30/2012                  9/30/2013
------------------  ------------------        ------------------


  $   12,599,221      $      143,767            $       17,107
     (3,235,117)             102,482                    61,212
     (12,520,131)           (164,874)                  110,680
  --------------      --------------            --------------
      (3,156,027)             81,375                   188,999
  --------------      --------------            --------------


     (15,611,668)            (56,575)                  (19,625)
        (980,499)                 --                        --
  --------------      --------------            --------------
     (16,592,167)            (56,575)                  (19,625)
  --------------      --------------            --------------


     544,839,750          40,391,888                 4,994,177
     (67,814,333)         (6,109,245)                       --
  --------------      --------------            --------------
     477,025,417          34,282,643                 4,994,177
  --------------      --------------            --------------
     457,277,223          34,307,443                 5,163,551


      34,307,443                  --                        --
  --------------      --------------            --------------
  $  491,584,666      $   34,307,443            $    5,163,551
  ==============      ==============            ==============
  $  (1,531,323)      $       84,445            $        1,759
  ==============      ==============            ==============


       1,700,002                  --                        --
      25,300,000           2,000,002                   250,002
      (3,200,000)           (300,000)                       --
  --------------      --------------            --------------
      23,800,002           1,700,002                   250,002
  ==============      ==============            ==============


                       See Notes to Financial Statements                 Page 29

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

                                                               FOR THE PERIOD
                                                    YEAR       8/13/2012 (a)
                                                   ENDED          THROUGH
                                                 9/30/2013       9/30/2012
                                               --------------  --------------
Net asset value, beginning of period             $    19.74      $    19.92
                                                 ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.59            0.04
Net realized and unrealized gain (loss)                2.81           (0.18)
                                                 ----------      ----------
Total from investment operations                       3.40           (0.14)
                                                 ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.58)          (0.04)
                                                 ----------      ----------
Net asset value, end of period                   $    22.56      $    19.74
                                                 ==========      ==========
TOTAL RETURN (b)                                      17.49%          (0.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $  205,440      $   27,731
Ratio of total expenses to average net assets          0.50%           0.50% (c)
Ratio of net investment income (loss) to
   average net assets                                  2.95%           2.39% (c)
Portfolio turnover rate (d)                              37%             18%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on July 19, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 30             See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

                                                               FOR THE PERIOD
                                                    YEAR       8/13/2012 (a)
                                                   ENDED          THROUGH
                                                 9/30/2013       9/30/2012
                                               --------------  --------------
Net asset value, beginning of period             $    20.18      $    19.98
                                                 ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                           0.90            0.09
Net realized and unrealized gain (loss)                0.71            0.15
                                                 ----------      ----------
Total from investment operations                       1.61            0.24
                                                 ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (1.07)          (0.04)
Return of capital                                     (0.07)             --
                                                 ----------      ----------
Total from distributions                              (1.14)          (0.04)
                                                 ----------      ----------
Net asset value, end of period                   $    20.65      $    20.18
                                                 ==========      ==========
TOTAL RETURN (b)                                       8.08%           1.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $  491,585      $   34,307
Ratio of total expenses to average net assets          0.60%           0.60% (c)
Ratio of net investment income (loss) to
   average net assets                                  4.80%           7.10% (c)
Portfolio turnover rate (d)                             124%             34%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on August 10, 2012.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                 Page 31

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

                                               FOR THE PERIOD
                                               8/22/2013 (a)
                                                  THROUGH
                                                 9/30/2013
                                               --------------
Net asset value, beginning of period             $    19.97
                                                 ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           0.07
Net realized and unrealized gain (loss)                0.69
                                                 ----------
Total from investment operations                       0.76
                                                 ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                 (0.08)
                                                 ----------
Net asset value, end of period                   $    20.65
                                                 ==========
TOTAL RETURN (b)                                       3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    5,164
Ratio of total expenses to average net assets          0.70% (c)
Ratio of net investment income (loss) to
   average net assets                                  3.15% (c)
Portfolio turnover rate (d)                              24%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on August 22, 2013.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 32                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2013


                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three funds:

      First Trust NASDAQ Technology Dividend Index Fund - (NASDAQ(R) Stock
         Market LLC ("NASDAQ") ticker "TDIV")
      Multi-Asset Diversified Income Index Fund - (NASDAQ ticker "MDIV") International Multi-Asset Diversified Income Index Fund - (NASDAQ ticker
         "YDIV")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on NASDAQ. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ Technology Dividend Index Fund               NASDAQ Technology Dividend Index(SM)(1)
Multi-Asset Diversified Income Index Fund                       NASDAQ Multi-Asset Diversified Income Index(SM)(1)
International Multi-Asset Diversified Income Index Fund         NASDAQ International Multi-Asset Diversified Income Index(SM)(1)

(1) This index is developed, maintained and sponsored by The NASDAQ OMX Group, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. Each Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at the closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2013

the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2013, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") and master limited partnerships ("MLPs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REIT's and MLP's fiscal year end. A Fund records the character of distributions received from the REITs and MLPs during the year based on estimates and historical information available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs and MLPs after their tax reporting periods conclude.

C. Securities Lending

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2013

value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2013, the Funds had no securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

D. Dividends and Distribution to Shareholders

Dividends from net investment income, if any, are declared and paid monthly for Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund and quarterly for First Trust NASDAQ Technology Dividend Index Fund or as the Board of Trustees may determine from time to time. Prior to January 31, 2013, the dividends for Multi-Asset Diversified Income Index Fund were declared and paid quarterly. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the period ended September 30, 2013 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $   2,897,175    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            15,611,668               --          980,499
International Multi-Asset Diversified Income Index Fund                                  19,625               --               --

The tax character of distributions paid by each Fund during the period ended September 30, 2012 was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $      49,593    $          --    $          --
Multi-Asset Diversified Income Index Fund                                                56,575               --               --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2013

As of September 30, 2013, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                    Accumulated          Net
                                                                                  Undistributed     Capital and      Unrealized
                                                                                    Ordinary           Other        Appreciation
                                                                                     Income         Gain (Loss)    (Depreciation)
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                $       13,277    $    (311,452)   $   6,824,682
Multi-Asset Diversified Income Index Fund                                                    --       (4,175,356)     (18,098,477)
International Multi-Asset Diversified Income Index Fund                                  81,900               --           87,474

E. Income Taxes

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012 and 2013 remain open to federal and state audit for MDIV and TDIV. Taxable year ended 2013 remains open to federal and state audit for YDIV. As of September 30, 2013, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2013, for federal income tax purposes, each Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                              Non-Expiring              Total Capital
                                                              Capital Loss             Loss Available
                                                            ----------------          ----------------
First Trust NASDAQ Technology Dividend Index Fund              $   311,452              $   311,452
Multi-Asset Diversified Income Index Fund                        4,175,356                4,175,356

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the period ended September 30, 2013, the adjustments for each Fund were as follows:

                                                                                Accumulated
                                                              Accumulated       Net Realized
                                                             Net Investment    Gain (Loss) on       Paid-in
                                                              Income (Loss)     Investments         Capital
                                                             --------------    --------------    -------------
First Trust NASDAQ Technology Dividend Index Fund            $      (2,291)    $  (5,328,697)    $   5,330,988
Multi-Asset Diversified Income Index Fund                        1,396,679        (4,763,688)        3,367,009
International Multi-Asset Diversified Income Index Fund              4,277            (4,277)               --

F. Expenses

Expenses that are directly related to the Funds, are charged to First Trust Advisors L.P. ("First Trust" or the "Advisor") pursuant to the Investment Management Agreement, with the exception of distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest and extraordinary expenses, which are paid by each respective Fund.

First Trust has entered into licensing agreements with the NASDAQ OMX Group, Inc. ("Licensor") for the Funds. The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2013

G. Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. There was no material impact on the current financial statements as a result of new standards.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund and the International Multi-Asset Diversified Income Index Fund, First Trust is paid an annual unitary management fee of 0.50%, 0.60% and 0.70%, respectively, of each Fund's average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with BBH. Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BBH is responsible for custody of the Trust's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Trust.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as Chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2013, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases                  Sales
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund             $  38,233,282            $  37,307,680
Multi-Asset Diversified Income Index Fund                       326,363,772              323,812,997
International Multi-Asset Diversified Income Index Fund           6,207,719                1,232,001

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2013

For the period ended September 30, 2013, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases                  Sales
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund             $ 197,782,921            $ 32,970,586
Multi-Asset Diversified Income Index Fund                       542,186,962              67,626,084
International Multi-Asset Diversified Income Index Fund                  --                      --


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                Creation                Redemption
                                                              Transaction              Transaction
                                                                  Fees                     Fees
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund             $        500             $        500
Multi-Asset Diversified Income Index Fund                            1,000                    1,000
International Multi-Asset Diversified Income Index Fund              3,400                    3,400


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2015.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2013


                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were the following subsequent events:

On October 21, 2013, MDIV declared a dividend of $0.0881 per share to Common Shareholders of record on October 24, 2013, payable October 31, 2013.

On October 21, 2013, YDIV declared a dividend of $0.061 per share to Common Shareholders of record on October 24, 2013, payable October 31, 2013.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund
VI:

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, and International Multi-Asset Diversified Income Index Fund, each a series of the First Trust Exchange-Traded Fund VI (the "Fund"), including the portfolios of investments, as of September 30, 2013 , and the related statements of operations and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2013, and the results of their operations and the changes in their net assets and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois
November 21, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2013, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                Dividends
                                                                Received
                                                                Deduction
                                                                ---------
First Trust NASDAQ Technology Dividend Index Fund                 89.67%
Multi-Asset Diversified Income Index Fund                         37.52%
International Multi-Asset Diversified Income Index Fund            0.00%

For the taxable period ended September 30, 2012, the following percentages of income dividends paid by the Funds is hereby designated as qualified dividend income:

                                                                Qualified
                                                                Dividend
                                                                 Income
                                                                ---------
First Trust NASDAQ Technology Dividend Index Fund                100.00%
Multi-Asset Diversified Income Index Fund                         46.69%
International Multi-Asset Diversified Income Index Fund           14.31%

The following Fund meets the requirements of Section 853 of the Internal Revenue Code and elect to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                              Gross Foreign Income        Foreign Taxes Paid
                                                           --------------------------  --------------------------
                                                              Amount        Per Share     Amount        Per Share
                                                             ---------      ---------    ---------      ---------
International Multi-Asset Diversified Income Index Fund      $  23,518       $  0.09     $   2,400       $  0.01



                               ADVISORY AGREEMENT

   BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund VI (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") on behalf of the International Multi-Asset Diversified Income Index Fund (the "Fund"), for an initial two-year term at a meeting held on June 10, 2013. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2013 (UNAUDITED)

voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report in advance of the Board meeting that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs") and as compared to fees charged to other First Trust clients with similar investment objectives, and to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement and considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund, but the Board did consider the hypothetical investment performance of the underlying index. The Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which First Trust serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.70% of its average daily net assets and that First Trust would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding the fee payment under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper Inc. ("Lipper"), an independent source, for the Fund on the advisory fees and expense ratios of other comparable ETFs, but also noted the limitations on the comparability of the Fund's Lipper peer group and the First Trust peer group with the Fund, including that not all of the comparable ETFs paid a unitary fee. The Board noted that the Fund's total expense ratio under its proposed unitary fee was equal to the median of its Lipper peer group. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by First Trust to other advisory clients with investment objectives and policies similar to the Fund's, noting that the Fund's unitary fee was within the range of the fees charged by First Trust to other similar ETFs and advisory clients. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement for the Fund to First Trust. The Board considered fall-out benefits described by First Trust that may be realized from its relationship with the Fund, including First Trust's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2013 (UNAUDITED)

The following summarizes some of the risks that should be considered for the Funds. A Fund is subject to the risk that a particular security owned by a Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of a Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

The First Trust NASDAQ Technology Dividend Index Fund is considered to be non-diversified. As a result, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2013 (UNAUDITED)

restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Each Fund may invest in small and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The Multi-Asset Diversified Income Index Fund and the International Multi-Asset Diversified Income Index Fund are subject to the risks of investing in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

The Multi-Asset Diversified Income Index Fund and the International Multi-Asset Diversified Income Index Fund invest in REITs. Therefore, the Funds are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

The Multi-Asset Diversified Income Index Fund and the International Multi-Asset Diversified Income Index Fund invest in ETFs. ETFs are generally index funds bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Multi-Asset Diversified Income Index Fund and the International Multi-Asset Diversified Income Index Fund invest in an exchange-traded fund that invests in high yield securities, which are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

The Multi-Asset Diversified Income Index Fund and the International Multi-Asset Diversified Income Index Fund invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for a Fund because it may invest in exchange-traded funds that invest in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

The First Trust NASDAQ Technology Dividend Index Fund invests in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2013 (UNAUDITED)

industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust NASDAQ Technology Dividend Index Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The International Multi-Asset Diversified Income Index Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities; therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in ETFs that invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. The ETFs may invest in high yield fixed income securities, commonly referred to as "junk" bonds.

If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

The International Multi-Asset Diversified Income Index Fund invests in Infrastructure Companies and is subject to certain risks inherent in investing in these types of securities. Infrastructure Companies may be directly affected by energy commodity prices, especially Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Infrastructure Companies. Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

The Multi-Asset Diversified Income Index Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in the securities of companies in the financial service sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Funds may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The International Multi-Asset Diversified Income Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

          NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2013 (UNAUDITED)


Each Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                     TERM OF OFFICE                                             THE FIRST TRUST      OTHER
    NAME, ADDRESS,                   AND YEAR FIRST                                              FUND COMPLEX   TRUSTEESHIPS OR
   DATE OF BIRTH AND                   ELECTED OR               PRINCIPAL OCCUPATIONS             OVERSEEN BY    DIRECTORSHIPS
POSITION WITH THE TRUST                 APPOINTED                DURING PAST 5 YEARS                TRUSTEE     HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Indefinite Term     Physician; President, Wheaton Orthopedics;  104         None
c/o First Trust Advisors L.P.                             Limited Partner, Gundersen Real Estate
120 East Liberty Drive,             o Since Inception     Limited Partnership; Member,
  Suite 400                                               Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o Indefinite Term     President (March 2010 to Present), Senior   104         Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,             o Since Inception     (May 2007 to March 2010), ADM Investor                  Inc. and ADM
  Suite 400                                               Services, Inc. (Futures Commission                      Investor Services
Wheaton, IL 60187                                         Merchant)                                               International
D.O.B.: 11/57

Robert F. Keith, Trustee            o Indefinite Term     President (2003 to Present), Hibs           104         None
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management
120 East Liberty Drive,             o Since Inception     Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Indefinite Term     President and Chief Executive Officer       104         Director of
c/o First Trust Advisors L.P.                             (June 2012 to Present), Dew Learning LLC                Covenant
120 East Liberty Drive,             o Since Inception     (Educational Products and Services);                    Transport Inc.
  Suite 400                                               President (June 2002 to June 2012),
Wheaton, IL 60187                                         Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,         o Indefinite Term     Chief Executive Officer (December 2010      104         None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o Since Inception     2010), First Trust Advisors L.P. and First
  Suite 400                                               Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2013 (UNAUDITED)

                                  POSITION AND            TERM OF OFFICE
     NAME, ADDRESS                   OFFICES               AND LENGTH OF          PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH               WITH TRUST                 SERVICE              DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                   President and Chief     o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,             Executive Officer                               and Chief Financial Officer, First Trust Advisors
   Suite 400                                              o Since Inception       L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas                    Treasurer, Chief        o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,             Financial Officer and                           President (April 2007 to January 2011), First
   Suite 400                      Chief Accounting        o Since Inception       Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                 Officer                                         L.P.
D.O.B.: 01/66

W. Scott Jardine                  Secretary and Chief     o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,             Legal Officer                                   First Trust Portfolios L.P.; Secretary, BondWave
   Suite 400                                              o Since Inception       LLC (Software Development Company/Investment
Wheaton, IL 60187                                                                 Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                     (Investment Advisor)

Daniel J. Lindquist               Vice President          o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                             and First Trust Portfolios L.P.
   Suite 400                                              o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher                   Assistant Secretary     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,             and Chief Compliance                            and First Trust Portfolios L.P.
   Suite 400                      Officer                 o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin                   Vice President          o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                             and First Trust Portfolios L.P.
   Suite 400                                              o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland                       Vice President          o Indefinite Term       Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                             Vice President (August 2005 to September 2012),
   Suite 400                                              o Since Inception       First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.
D.O.B.: 11/70


2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2013

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

First Trust Exchange-Traded Fund VI



INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,700 for 2012, and $72,400 for 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2012.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $7,000 for 2012, and $0 for 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for 2012, and $8,250 for 2013.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2012, and $0 for 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2012, and $0 for 2013.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2012, and $0 for 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                    Adviser and Distributor:
           -----------                    ------------------------
             (b) 0%                                (b) 0%
             (c) 0%                                (c) 0%
             (d) 0%                                (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2012 ,were $0 for the registrant, $0 for the registrant's investment adviser and $6,250 for the registrant's distributor; for 2013, the fees were $8,250 for the registrant, $3,000 for the registrant's investment adviser, and $60,600 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)      Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

      A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
         (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)      (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
         Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund VI
                ------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2013
     ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2013
     ------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: November 20, 2013
     ------------------------

* Print the name and title of each signing officer under his or her signature.